UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 14, 2003

CROSSTEX ENERGY, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50067	16-1616605
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

2501 CEDAR SPRINGS, SUITE 600, DALLAS, TEXAS 75201

 (Address of principal executive offices)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 953-9500

Explanatory Note:

This Form 8-K/A amends the Form 8-K dated as of May 14, 2003 wherein Crosstex Energy, L.P. (the “Partnership”) issued a press release announcing first quarter 2003 earnings. This amendment corrects the previously-filed section “Guidance for 2003 Net Income and Reconciliation to Distributable Cash Flow,” as well as minor typographical errors contained in the previously-filed press release.

The full press release, as corrected, is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)        EXHIBITS

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 and Item 12 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated May 14, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

The following information is being furnished under Item 9 and, in accordance with Securities and Exchange Commission Release No. 33-8126, under Item 12, “Results of Operations and Financial Condition,” by being presented under Item 9.

On May 14 2003, the Partnership issued a press release reporting its results for the quarter ended March 31, 2003. A copy of the press release as of May 14, 2003 is attached as Exhibit 99.1 to this Current Report and has been published on the Partnership’s website at http://www.crosstexenergy.com.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROSSTEX ENERGY, L.P. (Registrant)

	By:	Crosstex Energy GP, L.P., its General Partner

	By:	Crosstex Energy GP,LLC, its General Partner

Date: May 14, 2003	By:	/s/ William W. Davis
William W. Davis
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated May 14, 2003.